Exhibit 4.44

EXECUTION VERSION
SECOND AMENDMENT TO THE RESTRUCTURING SUPPORT AGREEMENT
THIS AMENDMENT (this "Amendment"), dated as of April 21, 2017, to the Restructuring Support Agreement, dated as of March 23, 2017 among Ocean Rig UDW Inc. ("Parent"), Drillships Financing Holding Inc., Drillships Ocean Ventures Inc., Drill Rigs Holdings Inc. and the Supporting Creditors (the "RSA") is made among Parent and the Supporting Creditors listed on the signature pages hereto, which constitute the Maj only Supporting Lenders. Capitalized terms used but not defined herein have the meanings set forth in the RSA.
RECITALS
WHEREAS, pursuant to Clause 12.2 of the RSA, holders of DRH Scheme Claims are entitled to a pro rata portion of the DRH Early Consent Fee if they accede to the RSA by the DRH Early Consent Date; and
WHEREAS, Parent and the Majority Supporting Lenders desire to amend the RSA pursuant to this amendment in order to extend the period for holders of DRH Scheme Claims to accede to the RSA and receive a pro rata portion of the DRH Early Consent Fee.
NOW, THEREFORE, the parties hereto agree as follows:
1.	AMENDMENT
As of the date hereof, the parties hereto hereby amend Schedule 1(Definitions) of the RSA to replace the definition of "DRH Early Consent Date" with the following definition:
"DRH Early Consent Date" means April 25, 2017.
2.	CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective upon such time as it has been duly executed by the parties hereto on the date hereof.
3.	REPRESENTATIONS AND WARRANTIES
3.1	The Supporting Creditors party hereto represent and warrant that they constitute the Majority Supporting Lenders as of the date hereof.
3.2
Each party hereto hereby represents and warrants to each of the other parties hereto that the representations and warranties set forth in Clause 4 of the RSA are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof.

4.	REFERENCE TO AND EFFECT ON THE RSA
4.1
This Amendment shall constitute a Restructuring Document for purposes of the RSA. Except as specifically amended by this Amendment, the RSA shall remain unchanged and unwaived and shall remain in full force and effect and are hereby ratified and confirmed. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment or waiver of any right, power or remedy of any party hereto under, or an amendment or waiver of, consent to or modification of any other term or provision of the RSA or of any transaction or future action on the part of the parties hereto which would require the consent of any other party hereto under the RSA.
5.	HEADINGS
Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
6.	APPLICABLE LAW
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to any choice of law provisions which would require the application of the law of any other jurisdiction.
7.	COUNTERPARTS
7.1	This Agreement may be executed in any number of counterparts and:
(a)	each such counterpart shall be deemed to be an original;
(b)	all such counterparts shall constitute one and the same document; and
(c)	each Person executing a counterpart shall become a party hereto.
7.2	Transmission by fax or emailed scanned copy of an executed counterpart of this Waiver shall be deemed to constitute due and sufficient delivery of such counterpart.

Ocean Rig UDW Inc. as Parent

By:	/s/ Anthony Kandylidis
Name:
Title:

(Signature Page to Waiver)

Elliott Associates, LP

By:	Elliott Capital Advisors, L.P., General Partner
By:	Braxton Associates, Inc., General Partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Springfield Associates, LLC

By:	Elliott Associates, L.P., as managing member
By:	Elliott Capital Advisors, L.P., as general partner
By:	Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Elliott International, LP

By:	Elliott International Capital Advisors, Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Kensington International Limited

By:	Elliott International Capital Advisors, Inc., as Attorney-in-Fact

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry M LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry A LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry C LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry E LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry H LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton A LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton C LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Y LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton E LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Athena Investments Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton I LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry B LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton B LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton D LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry N LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry O LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry P LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Q LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry S LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry U LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry W LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry X LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Lovington Onshore LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Jesmond Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Bristol Partners LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry F LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry G LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry I LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry J LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry L LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

GIM Holdings LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Clementine Ltd.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Benjamin Capital Ltd.

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Columbia Point Limited

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Winter Valley Offshore LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry D LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Upton F LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry R LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry V LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

Queensferry Z LLC

By:	/s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER FUND SCA SICAV-SIF

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN TIMBERLINE LTD.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN LOGAN OPPORTUNITIES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN FOINAVEN MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

BLUEMOUNTAIN CREDIT ALTERNATIVES MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its investment manager

By:	/s/ David M. O'Mara
Name: David M. O'Mara
Title: Deputy General Counsel

AVENUE COPPERS OPPORTUNITIES FUND, L.P.

By: Avenue COPPERS Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE-ASRS EUROPE OPPORTUNITIES FUND, L.P.

By: Avenue-ARS Europe Opportunities Fund GenPar, LLC, its General Partner

By: GL ASRS Europe Partners, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE ENERGY OPPORTUNITIES FUND, L.P.

By: Avenue Energy Opportunities Partners, LLC, its General Partner

By: GL Energy Opportunities Partners, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE ENTRUST CUSTOMIZED PORTFOLIO SPC ON BEHALF AND FOR THE ACCOUNT OF AVENUE US/EUROPE DISTRESSED SEGREGATED PORTFOLIO

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE EUROPE OPPORTUNITIES MASTER FUND L.P.

By: Avenue Europe Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE EUROPE SPECIAL SITUATIONS FUND III (U.S.), L.P.

By: Avenue Europe Capital Partners III, LLC, its General Partner

By: GL Europe Partners III, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE EUROPE SPECIAL SITUATIONS FUND III (EURO), L.P.

By: Avenue Europe Capital Partners III, LLC, its General Partner

By: GL Europe Partners III, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INVESTMENTS, L.P.

By: Avenue Partners, LLC its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE PPF OPPORTUNITIES FUND, L.P.

By: Avenue PPF Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE SPECIAL OPPORTUNITIES FUND II, L.P.

By: Avenue SO Capital Partners II, LLC, its General Partner

By: GL SO Partners II, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

MANAGED ACCOUNTS MASTER FUND SERVICES – MAP10 a Sub Trust of Managed Accounts Master Fund Services

By: Avenue Capital Management II, L.P. its Investment Manager

By: Avenue Capital Management II GenPar, LLC its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

HATHOR CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

RICIMER CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

SILVER TEAL CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

CASTLE APRON CAPITAL LIMITED

By:	/s/ James Murphy
Name: James Murphy
Title: Attorney-in-Fact

LION POINT MASTER L.P.

By: Lion Point Capital, LP, its investment manager

By:	/s/ James Murphy
Name: James Murphy
Title: COO/CFO